UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): September 15, 2008

THE ENLIGHTENED GOURMET, INC.

(Exact name of registrant as specified in charter)

Nevada	000-51597	32-0121206
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

236 Centerbrook

Hamden, CT  06518

(Address of principal executive offices) (Zip Code)

Copies to:

Richard Friedman, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

Registrant's telephone number, including area code: (203) 230-9930

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement

On September 15, 2008 The Enlightened Gourmet, Inc. (the “Company”) and Alexander L. Bozzi, III (“Employee”) entered into an employment agreement (the “Agreement”) pursuant to which Employee will continue to serve as the Company’s President, Chief Operating Officer, Treasurer, Secretary, and Chief Accounting Officer.   The term agreement terminates on September 15, 2011 unless terminated earlier pursuant to its terms and pursuant to the Agreement the Company shall pay the Employee $78,000 per year. Additionally, on or after January 8, 2009, Company shall issue the Employee the number of shares of the Company’s common stock equal to $165,000 divided by the VWAP (as defined in the Agreement) for the five trading days beginning on the first day on which the trading market for the Company’s common stock is open for trading after January 1, 2009.  On after the seventh trading day after each anniversary of the Agreement (but before the 15thth trading day of the anniversary of the Agreement), the Company shall  issue the Employee such number of shares of the Common Stock equal to $165,000 divided by  the VWAP for the five Trading Days beginning on the applicable anniversary date of the Agreement. Pursuant to the Agreement, Employee is entitled to participate in all medical and other employee benefit programs of the Company.

The foregoing description of the Employment Agreement between the Company and Alexander L.  Bozzi, III does not purport to be complete and is qualified in its entirety by reference to the agreement which is attached as exhibits to this Current Report and are incorporated into this Item by reference.

Item 2.02

Results of Operation and Financial Condition.

On October 8, 2008, the Company issued a press release pertaining to its expected net sales for the third quarter of 2008 and certain other information.

A copy of the Company’s press release announcing these financial results and certain other information is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item and Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits.

Exhibit No.

Description

99.1

Employment Agreement between the Enlightened Gourmet, Inc. and Alexander L. Bozzi, III

99.2

Press Release dated October 8, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ENLIGHTENED GOURMET, INC.

Date: October 13, 2008

By: /s/ Alexander L.  Bozzi, III

Name: Alexander L. Bozzi, III

Title: President

Exhibit Index

Exhibit No.

Description

99.1

Employment Agreement between the Enlightened Gourmet, Inc. and Alexander L. Bozzi, III

99.2

Press Release dated October 8, 2008

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